UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 8, 2009

Mirant Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-16107	20-3538156
(State or other jurisdiction of Company or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)\

1155 Perimeter Center West, Suite 100, Atlanta, Georgia	30338
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (678) 579-5000

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) On May 8, 2009, Mirant Corporation (the “Company”) announced that Robert M. Edgell, Executive Vice President and Chief Operating Officer, James V. Iaco, Executive Vice President and Chief Financial Officer, and S. Linn Williams, Executive Vice President and General Counsel will leave the Company, effective on May 31, 2009. In addition, on May 8, 2009, the Company announced that Thomas E. Legro, Senior Vice President, Controller and Principal Accounting Officer, will leave the Company, effective on August 31, 2009.

Messrs. Edgell, Iaco, Williams and Legro each will receive payments and benefits in accordance with Section 5(a) of their respective employment agreements in connection with their separation from service; provided, that all four of the executives have agreed to forfeit 2/3 of the restricted stock units and stock options granted to each of the executives on March 3, 2009, which otherwise would have vested automatically. Accordingly, 1/3 of the March 3, 2009 restricted stock units and 1/3 of the stock options granted to the four executives will vest in full pursuant to the terms of each executive’s employment agreement, and the remainder will be forfeited to the Company. The payments and benefits that the Company will owe Messrs. Edgell, Iaco, Williams and Legro pursuant to their employment agreements are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on March 27, 2009 under the caption “Executive Compensation—Potential Payments Upon Termination.”

(c) On May 8, 2009, the Company announced that J. William Holden, III, age 48, who serves as the Company’s Senior Vice President and Treasurer, has been elected by the Board of Directors as the Company’s Senior Vice President and Chief Financial Officer effective on May 31, 2009. Mr. Holden has served as the Company’s Treasurer since 2002.

In addition, on May 8, 2009, the Company announced that Angela M. Nagy, age 35, who serves as the Company’s Vice President and Assistant Controller, has been elected by the Board of Directors as the Company’s Vice President, Controller and Principal Accounting Officer effective on August 31, 2009. Ms. Nagy has served as the Company’s Assistant Controller since 2005 and was Director, Corporate Accounting and Reporting from 2003 to 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 11, 2009

Mirant Corporation

/s/ Thomas Legro
Thomas Legro Senior Vice President and Controller (Principal Accounting Officer)